COMMITMENTS	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS

8 - COMMITMENTS

Operating Leases

In March 2015, the Company relocated its offices and research laboratories to 200 CambridgePark Drive in Cambridge, Massachusetts. The Company is leasing 16,825 square feet at this facility pursuant to Indenture of Lease (the “CambridgePark Lease”) that the Company entered into in November 2014. The term of the CambridgePark Lease is for five years, and the initial base rent is $42.50 per square foot, or approximately $715,062 on an annual basis. The base rent will increase incrementally over the term of the CambridgePark Lease, reaching approximately $804,739 on an annual basis in the fifth year of the term. In addition, the Company is obligated to pay a proportionate share of the operating expenses and applicable taxes associated with the premises, as calculated pursuant to the terms of the CambridgePark Lease. Pursuant to the terms of the CambridgePark Lease, the Company has delivered a security deposit to the landlord in the amount of $529,699, which may be reduced to $411,988 following the second anniversary of the commencement date, provided that the Company meets certain financial conditions set forth in the CambridgePark Lease. The Company has recorded deferred rent in connection with the CambridgePark Lease of $63,116 and $36,847 as of December 31, 2016 and 2015, respectively. This amount has been recorded as a long-term liability on the Company’s consolidated balance sheets.

The Company previously occupied offices and research laboratories in approximately 4,782 square feet of space at One Kendall Square in Cambridge, Massachusetts, at an annual rent of $248,664 (the “Kendall Lease”). For the year ended December 31, 2015, the Company recorded an expense of $55,352, representing all exit costs associated with its move to new offices and research laboratories in March 2015. In June 2015, Enumeral entered into a lease termination agreement with the landlord for Enumeral’s former facility at One Kendall Square, pursuant to which the Kendall Lease was terminated as of June 17, 2015. In accordance with the terms of the lease termination agreement, Enumeral is not obligated to pay rent for the One Kendall Square facility after May 31, 2015. Enumeral had maintained a security deposit relating to the facility, recorded as restricted cash on the consolidated balance sheet. This security deposit was returned to Enumeral pursuant to the lease termination agreement.

In addition, the Company maintained a small corporate office at 1370 Broadway in New York, New York, at an annual rent of $23,100. The lease for the Company’s New York office expired on December 31, 2016.

Rent expense was $1,211,567 and $1,079,753 for the years ended December 31, 2016 and 2015, respectively.

Future operating lease commitments as of December 31, 2016 are as follows:

Years Ending December 31,	Amount
2017	754,966
2018	777,568
2019	800,842
Thereafter	134,123
$2,467,499

Employment Agreements

The Company has employment letter agreements with members of management which contain minimum annual salaries and, in certain cases, severance benefits. In conjunction with the closing of the Note Offering, Arthur H. Tinkelenberg, Ph.D. was terminated by the Company from his position as President and Chief Executive Officer, effective July 28, 2016. In connection with Dr. Tinkelenberg’s termination, the Company entered into a separation letter agreement with Dr. Tinkelenberg, dated August 4, 2016 (the “Tinkelenberg Separation Agreement”). Pursuant to the terms of the Tinkelenberg Separation Agreement, all of Dr. Tinkelenberg’s options to purchase shares of the Company’s common stock and restricted stock grants that were unvested as of Dr. Tinkelenberg’s separation date shall continue to vest during Dr. Tinkelenberg’s 12-month severance period pursuant to the vesting schedules set forth in such option. Absent a breach of the Tinkelenberg Separation Agreement by Dr. Tinkelenberg during the severance period, all remaining unvested options and shares of restricted stock shall fully vest and become exercisable on the expiration of the severance period, and the period for exercising all such options to purchase shares of the Company’s common stock shall be extended to the date that is five years following the expiration of the severance period. As a result of the modification to Dr. Tinkelenberg’s options, the Company incurred a one-time stock-based compensation charge of $15,580 during the year ended December 31, 2016. During the year ended December 31, 2016, the Company recorded charges related to severance and benefits owed to Dr. Tinkelenberg as a result of his termination. Dr. Tinkelenberg resigned as a director of the Company on September 19, 2016.

On September 21, 2016, John J. Rydzewski resigned as Executive Chairman of the Company, and also resigned from the Board of Directors. In connection with Mr. Rydzewski’s resignation, the Company entered into a separation letter agreement with Mr. Rydzewski, dated September 21, 2016. As part of Mr. Rydzewski’s separation letter agreement, 703,326 options became fully vested and the Company incurred a one-time stock-based compensation charge of $83,361 during the year ended December 31, 2016. In addition, the terms of Mr. Rydzewski’s separation letter agreement provide that the Company will continue to pay 100% of the cost of Mr. Rydzewski’s continuation of health and dental benefits through COBRA, until the earlier of 18 months from Mr. Rydzewski’s separation date from the Company or such time as Mr. Rydzewski becomes eligible for similar benefits from another employer.

Effective as of September 21, 2016 the Company appointed Wael Fayad to serve as President and Chief Executive Officer of the Company, and, in connection therewith, appointed Mr. Fayad as a director of the Company and Chairman of the Board of Directors. In connection with Mr. Fayad’s appointment, the Board of Directors designated Mr. Fayad as the Company’s “Principal Executive Officer” for U.S. Securities and Exchange Commission reporting purposes, effective as of September 21, 2016.

In addition, the Company entered into an offer letter with Mr. Fayad, dated September 21, 2016 (the “Letter Agreement”), which sets forth the terms pursuant to which Mr. Fayad shall serve as the Company’s Chairman of the Board, President and Chief Executive Officer. The Letter Agreement provides that Mr. Fayad will receive a base salary at the rate of $325,000 per annum. Mr. Fayad will also be eligible to earn a target bonus of up to 50% of the base salary, payable in cash, based upon achievement of corporate objectives, individual objectives, and the Company’s finances, all as determined and at the discretion of the independent members of the Board or the Board’s Compensation Committee. Mr. Fayad was granted 2,600,000 options to purchase shares of the Company’s common stock in connection with the Letter Agreement. The Company granted Mr. Fayad 850,000 options under the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) and 1,750,000 options outside of the 2014 Plan. Of these, 100,000 options vested immediately upon grant, and the remaining 2,500,000 options vest upon achievement of certain performance-based milestones.